TRADE AND OTHER PAYABLES	12 Months Ended
Jun. 30, 2020
Trade and other payables [abstract]
Trade and other payables

ACCOUNTING POLICIES

Trade and other payables, excluding payroll accruals, accrued leave pay and provision for performance based incentives, are non-derivative financial liabilities categorised as financial liabilities measured at amortised cost.

These liabilities are initially measured at fair value plus directly attributable transaction costs. Subsequent to initial recognition, they are measured at amortised cost using the effective interest method. The Group derecognises a financial liability when its contractual rights are discharged, or cancelled or expire.

Short-term employee benefits are expensed as the related service is provided. A liability is recognised for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

Amounts in R million	Note	2020	2019

Trade payables and accruals		348.0	324.4
Accrued leave pay		46.9	39.0
Provision for short term performance based incentives		50.5	32.5
Payroll accruals		33.4	23.3

		478.8	419.2

Interest relating to trade payables and accruals included in profit or loss		(1.9)	(2.0)

RELATED PARTY BALANCES
Trade payables and accruals include the following amounts payable to related parties:
Sibanye-Stillwater		14.0	4.1
Rand Refinery		0.2	0.2

LIQUIDITY RISK

Trade payables and accruals are all expected to be settled within 12 months from reporting date.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of trade payables and accruals approximate their carrying value due to their short-term maturities.